united states

securities and exchange commission

washington, d.c. 20549

form n-csr

certified shareholder report of registered management

investment companies

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Bryan Ashmus

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	5/31

Date of reporting period:	11/30/18

Item 1. Reports to Stockholders.

BFS Equity Fund

SEMI-ANNUAL REPORT

November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (855) 575-2430 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (855) 575-2430. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

185 Asylum Street ● City Place II ● Hartford, CT 06103 ● (855) 575-2430

BFS Equity Fund
Letter to Shareholders

Dear Fellow Shareholders,

Greetings in the New Year! This semi-annual report covers the six-month period June 1, 2018 through November 30, 2018.

On June 1, 2018, the BFS Equity Fund (the “Fund”) had net assets of $31.8 million. During the course of the six-month period, the net assets of the Fund increased over 10% to $35.1 million as of November 30, 2018. This growth was driven both by inflows from investors into the Fund as well as by the positive investment returns achieved by the Fund over the six months. As of November 30, 2018, there were approximately 600 investors in the Fund.

This report includes a commentary from the Lead Portfolio Manager, Tim Foster, and Co-Portfolio Managers, Tom Sargent and Keith LaRose. You will also find a listing of the portfolio holdings as of November 30, 2018, as well as financial statements and detailed information about the performance and positioning of the Fund.

As 2018 draws to a close, the year will be remembered as one of transition with respect to the direction of the economic and market cycles. Many of the positive forces that affected the U.S. economy this year have more than likely peaked – GDP growth, corporate earnings and EPS growth, and one of the longest bull markets in history. During the last quarter of the year, signs of reversal began to emerge.

While valuations do not seem stretched at this time and the economy is stronger than it has been for many years, we do see more volatility and higher risk in the next several years. This is due to three main factors: 1) higher interest rates and tighter monetary policy; 2) elevated corporate borrowing; and 3) geopolitical risks – especially trade issues between China and the U.S.

While there seem to be few clouds on the horizon, investors often get worried when the skies appear to be so blue. A major worry for investors is the slow but steady increase in interest rates. While interest rates remain quite low in historical terms, the yield on the 10-year U.S. Treasury note has doubled since the fall of 2016. With the Federal Reserve raising the Fed Funds rate again in December, some investors predict the 10-year U.S. Treasury note will reach 4% or more in 2019. Another risk is the Fed’s slow but steady

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tightening of monetary policy. In addition to raising the level of short-term interest rates, the Federal Reserve is shrinking its balance sheet by approximately $300 billion this year and it is projected that the Fed will further reduce its balance sheet by an additional $430 billion in 2019. While interest rates are still attractive and there remains ample liquidity, the less accommodative Fed monetary policy might negatively affect numerous borrowers that have taken on excessive debt over the years.

On the international front, the risk of a trade war with China is still high, as neither China nor the U.S. appears ready to yield. A key point in the U.S. negotiating position seems to be China’s requirement that U.S. companies form joint venture subsidiaries with Chinese counterparts in China, forcing a transfer of U.S. technology to China. High-level representatives of the U.S. and China are expected to meet in January, but investors worry that the high stakes poker game between them leaves little room for either to save face.

In an effort to mitigate these and other risks, our investment strategy focuses on investing in quality growth stocks that are positioned to provide a margin of safety in the case of economic or market weakness over the longer term. Of the 41 companies which the Fund owned as of November 30, 2018, 34 paid dividends, and several are so-called “dividend aristocrats” – companies which have increased their dividend payouts annually for the past 25 years. We believe the Fund’s ownership of shares in quality companies with strong brands, sound business models, good balance sheets, professional management, and robust cash flows should be able to withstand market corrections, even bear markets, and perform well over the longer term.

The Portfolio Managers of the BFS Equity Fund and I are shareholders together with you. We thank you for the trust that you have placed in us to manage your assets.

Sincerely,

Stephen L. Willcox
President
Bradley, Foster & Sargent, Inc.

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BFS Equity Fund
Portfolio Managers Letter

TO OUR SHAREHOLDERS

The period ended November 30, 2018 marked the fifth anniversary for the BFS Equity Fund (“the Fund”). During this five-year period, the Fund has improved its net asset value from $10.00 (November 8, 2013) to $15.47. For the six-month semi-annual period from June 1, 2018 to November 30, 2018, the Fund produced a total return of 3.41%. For the trailing twelve-month period, the Fund produced a return of 7.26%. The S&P 500® Index (“S&P 500”) produced a total return of 3.02% for the comparable six-month period and 6.27% for the comparable twelve-month period. Over the five plus years since inception, the Fund has produced average yearly returns of 9.31% on an annualized basis. The S&P 500 produced a 11.45% annualized total return for the comparable since inception period.

It has been a good five years to be in the market. Stocks have enjoyed a relatively stable period of low inflation, low interest rates and solid economic growth. This has led to a period of relatively low volatility in the market – despite a few minor setbacks of 10% or so, the market has continued to grind higher. The two primary drivers of the stock market worked positively in synch – the Price to Earnings ratio (P/E) for the market expanded from a low- to mid-teen multiple to a high-teen multiple over this five-year period, while corporate earnings surged. More recently, the market encountered a close to 10% correction early in the fourth quarter of this year. This 10% decline in the “P,” combined with the 20+% growth in earnings, in the “E,” for the past several quarters, knocked that market P/E multiple back to slightly below the mean level for the past thirty years and back to a reasonably attractive level.

MARKET COMMENTARY

While the volatility of the past few months may feel worrisome to most, the good news is that the market is now actually behaving much closer to the statistical norm. The complacency that was rampant last year and earlier this year has finally evaporated. The aforementioned decline in price and coincident pop in earnings has set the stage for a reasonably valued market that has room to move higher.

There is, and will always be, plenty to worry about in terms of where the market goes from here, but that is how value in the marketplace is created. Investors fell in love with the FAANG stocks: Facebook, Apple, Amazon, Netflix and Google (Alphabet); and for

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most of the past few years it seemed they were truly one-way stocks. They just go up. It was the same for Bitcoin last year. Since its inception several years ago, the value of Bitcoin only went up. That is, until the last marginal buyer got in, and then it went down. It looked very similar for the FAANG names through the third quarter of this year. They all went up until the trade got too crowded and the last buyer emptied his wallet. Now they are all in correction territory. For the market as a whole, for market sectors (like tech, energy, financials or FAANG) and for individual stocks as well, the bar needs to be reset periodically both in terms of current market price, as well as current expectations for the future, in order to create new opportunity. That dynamic is currently underway.

We see most of the current holdings in the Fund in that reset mode. Investors tend to reconsider when the second derivative changes in any of the market’s underpinnings. The 2019 economic backdrop remains positive, just a little less so than 2018. The 2019 corporate earnings outlook remains positive, but not the strong double-digit gains of 2018. The inflation outlook continues to look relatively benign, but CPI has been creeping up from 1% a couple of years ago to 2.2% currently. Real interest rates remain near zero, suggesting continued accommodative Fed policy, but less so than when real rates were negative just a few years ago. When a declining rate of change leads to the marginal buyer becoming the marginal seller, a correction is likely to ensue. The fourth quarter volatility we are experiencing now (which we believe to be more in the rearview mirror than a gaping hazard in the road ahead) is creating valuations that look quite reasonable again.

The real enemy of the market is excess, but fortunately, there is little excess to be had. Commodity prices have softened, not spiked. The yield curve is struggling to remain positively sloped, but has not sunk to a repressive level. Despite a modest widening of credit spreads, bank loan portfolios are in far better shape than prior cycle peaks. There are few real signs of speculation. The asset bubbles that had been floated, like Bitcoin, biotechs, bonds (near zero rates) and finally FAANG, have all burst. The market is healthier, and stocks remain our preferred vehicle for investment.

INVESTMENT STRATEGY

Stocks are now not expensive, but neither are they cheap. We have an imaginary temperature gauge for the BFSAX portfolio. That gauge can be controlled by dialing up the “heat” in the portfolio by adding new higher growth positions or increasing the weight of existing high growth positions, the likes of Amazon or Alphabet. As the market valuation becomes more expensive or there is a shift in structural forces, such as a repressive shift in the yield curve or economic growth exceeding its theoretical growth

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rate, then we will likely choose to dial down the heat to take a more defensive posture – for example, trimming a stock like Adobe which is +45% year-to-date at the time of this report and sells at a P/E of 45x, then redeploying proceeds into a slower growing and higher yielding name like Chubb (-9.5% year to date, selling at a modest 14x and yielding nearly 2.2%). While no alarming economic data has surfaced in the past six months, we have seen a modest uptick in interest rates and flattening of the yield curve, a modest uptick in inflation and a modest decline in revenue growth rates for our portfolio holdings. Given that slight shift from economic tailwind to headwind, we are, on the margin, dialing down the heat in the BFSAX portfolio.

An ongoing course of action is to continually refocus on the underlying quality of each portfolio holding. An interesting case in point has been the unfortunate saga of General Electric (GE), a former holding of the Fund. GE is currently trading at a 20-year low as new management seeks to unwind many of the unsuccessful visions of prior leaders dating all the way back to the revered CEO, Jack Welch. As the “house that Jack built” slowly crumbled over the past 20 years, another company, Danaher, was laying new footings in the age of lean manufacturing to build an exemplary industry leader in the industrial and life sciences sectors. It is interesting that GE recently chose the former CEO of Danaher, Larry Culp, to spearhead their turnaround efforts. And it is no coincidence that Danaher now ranks as the Fund’s largest holding.

INVESTMENT COMMENTARY

While the recent correction in the overall market has been limited to about 10%, sector by sector some of the damage has been more severe. In particular, President Trump’s tough tariff stance has led to significant price pressure on the stocks of many of our leading industrials, putting some companies into bear market territory – down 20% or more. Despite the setback, we believe that as long as our economy continues to grow, leading global industrials like Caterpillar, Deere and Stanley Black & Decker will continue to grow and prosper. Similarly, Jerome Powell, the new chairman of the Federal Reserve, sounded quite hawkish last October 3rd when stating that rates for Fed Funds were well below the neutral rate. The prospect of an inverted yield curve sent financial stocks reeling. On November 28th, Mr. Powell moderated that view to suggest that the current Fed Funds rate may now be only slightly below the neutral rate. The Fed Funds rate has not changed between these comments, so we conjecture that Mr. Powell’s view of the robustness of the economy may have changed. The recent decline in the yield of the ten-year Treasury from 3.2% to less than 3.0% seems to reinforce that view. Rhetoric from the Beltway has

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a long history of rattling markets and the BFSAX Fund is certainly not immune from being carried by that tide. As we have discussed in prior reports, however, our focus is on the individual companies within the BFSAX portfolio and it is our confidence in these companies that enables us to see through any current choppiness in the market.

Standard & Poor's recently reconfigured its 11-sector lineup, reclassifying a number of stocks. The telecommunication services sector has been eliminated and replaced by the new communication services sector, which includes the two prior tech sector heavyweights; Alphabet and Facebook. At the time of the change, the tech sector was reduced to a little more than 20% of the S&P 500, with the consumer discretionary sector reduced to just under 10%. The new communication services sector represented a little over 10% of the S&P 500.

Information Technology

The information technology sector was our heaviest weighted sector at 23.7%, an overweighting to the S&P 500 information technology sector weighting of 19.9%. In general, we see the information technology sector exhibiting the best prospects for growth versus all other S&P 500 sectors. The S&P 500 information technology sector slipped from its top performing position in the past several quarters, actually declining over the past six months. The Fund outperformed the S&P 500 information technology sector with the Fund’s information technology selections returning +2.9% over the past six months versus the S&P 500 information technology sector return of -2.1%. ADP was the Fund’s top performer (+14.5%), followed closely by Cisco (+13.7%), Microsoft (+13.1%) and Dolby Labs (+12.7%). Coherent (-26.6%) and TE Connectivity (-18.1%) reflected some of the sharp declines suffered by several technology companies over the period.

Healthcare

Healthcare advanced to the Fund’s second heaviest weighting at 20.2% versus the S&P 500 healthcare weighting of 15.8%. Healthcare runs a close second to information technology in terms of the best prospects for growth. Returns for the S&P 500 healthcare sector were the highest of all S&P 500 sectors at +16.3%, but the Fund managed to beat that with a return of +17.7%. Positive returns were across the board for the Fund’s healthcare holdings, and double-digit gains were mostly the rule for the sector with the best return of +24.4% coming from longstanding blue chip Johnson & Johnson. Also in

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the 20+% return category were Illumina (+23.9%), Abbott (+21.4%) and Thermo Fisher Scientific (+20.0%). The Fund’s newest healthcare addition, Stryker, managed a modest +5.7% gain in the few days it has been held.

Industrial

The Fund’s third largest weighting, industrial, proved vexing over the past six months with two major headwinds challenging the sector. The U.S. dollar gained strength over the past six months, putting U.S. manufacturers at a price disadvantage to foreign competitors. In addition, the country’s President, who now Tweets himself “Tariff Man,” put U.S. industrials at a tremendous disadvantage by placing new tariffs on the incoming cost of commodities like steel. Retaliatory tariffs by many countries again raised the prices of U.S. manufactured goods sold abroad. The Fund’s overweighting, 15.1% versus the S&P 500 industrial weighting of 9.4%, did not help relative performance, nor did our stock selection, leading to a return of -4.7% versus -1.5% for the S&P 500 industrial. Prior winners for the Fund became losers during the period, with Raytheon (-15.6%) the Fund’s worst performer. Caterpillar became the poster child for the Trump tariff blues and lost -9.6%. Fortive, the Danaher industrial spin-off, eked out a modest gain of +4.8%. We have not lost faith in the sector and in fact see some of our best values in this sector. As long as the U.S. economy remains in a growth mode, we remain committed to Caterpillar, Deere, United Technologies, Raytheon and Stanley Black & Decker as global leaders providing essential equipment and services to meet the world’s needs in construction, food production, defense and transportation.

Financials

Financials ranked fourth largest among our sector weightings in the Fund, weighing in at 10.4% but underweighted to the S&P 500 financials weighting of 13.7%. Stock selection was helpful, with the Fund’s return of +4.4% better than the S&P 500 financials return of +0.2%. American Express (+15.0%) was the Fund’s best performer and Citigroup (-1.6%) was the Fund’s worst performer. In general, bank stocks were weak due to a flattening yield curve and investor concerns over declining credit worthiness in a decelerating economy.

Consumer Discretionary

Weighing in at 8.3%, consumer discretionary stocks were somewhat underweighted versus the S&P 500 consumer discretionary sector at 9.9%. The Fund outperformed the S&P 500 consumer discretionary sector with a return of +5.9% versus +2.2% for the S&P 500. The Fund’s biggest winner was Starbucks (+19.2%), which was purchased advantageously

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after a sharp sell-off earlier in the year. The Fund’s biggest disappointment was home builder NVR (-8.1%). Rising mortgage rates this year put a very large damper on both existing and new home sales. The position was sold as we saw no near-term catalyst to improve home sales. Amazon is by far the largest component of the consumer discretionary sector and returned +3.7%. We reduced the Fund’s Amazon weighting at more favorable prices earlier in the year.

Communication Services

Communication services is a newly created S&P 500 sector. It includes media and social networking stocks, including: Alphabet, Disney and Facebook, which the Fund holds. Only Disney managed a meaningful positive return of +17.0%. Alphabet was relatively flat (+0.9%). Facebook, after a damaging data breach, lost -26.7%. The Fund’s sector return was -2.3% versus +5.4% for the S&P 500 sector.

Energy

One would typically think of energy as a classic late economic sector beneficiary as economic growth leads to more energy usage and higher prices. Rapid advances in shale drilling technology, however, ramped up U.S. production, which overwhelmed any OPEC attempt at raising prices through reduced production. Oil prices in the prior six months dove from near $80 per barrel to less than $50. The Fund was nearly equally weighted to the S&P 500 energy sector at 5.3% versus 5.4%. The Fund underperformed the index with a loss of -14.8% versus a loss in the S&P 500 sector index of -11.6%. We have always admired Schlumberger as the leading provider of drilling technology anywhere in the world. The stock appears very attractively valued to us and provides a healthy dividend yield, but market forces drove the price down -33.3%. Apache fell -11.2% and Chevron fell -2.5%, all contributing to the Fund’s negative performance in energy. Notwithstanding the advances in renewable energy and electric vehicles, oil will continue to be an essential fuel for many years. Oil has always been a volatile commodity and the current imbalance of supply and demand will surely correct. For the time being, we intend to maintain a roughly equal weighting of energy holdings in the Fund relative to the S&P 500 energy sector.

Consumer Staples

As we have discussed in prior reports, we have long admired the defensive characteristics of the consumer staples sector, but consumer spending continues to be extremely price-sensitive. With revenue growth for the sector diminishing and margin expansion

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becoming more challenging, the Fund remains underweight the sector at 5.2% versus the S&P 500 weighting of 7.4%. The consumer staples sector provided positive returns over the past six months with the S&P 500 consumer staples sector gaining +15.2%, while the Fund’s sector performance trailed slightly at +13.3%. The Fund holds only two stocks in the sector: Costco, which gained +17.2%, and Mondelez, which gained +15.9%. The Fund briefly held Kraft Heinz believing a -30.0% decline in the stock price year-to-date prior to purchase had provided an attractive entry price, but a very disappointing quarterly earnings report shook our own confidence and we exited the position.

Materials, Utilities and Real Estate

The Fund had only two holdings across these sectors, both in materials. Mosaic, a fertilizer manufacturer, contributed +19.8%. Fertilizer stocks have always been notoriously volatile, so the Fund took its profits and exited the position. Ecolab, which we think of more as a services company, also contributed a positive return of +13.2%. Both names contributed to a substantial relative performance advantage of +20.3% for the Fund versus a loss for the S&P 500 materials sector of -5.1%.

The Fund had no exposure to utilities, which gained +11.1% for the S&P 500 sector index. The Fund eschewed REITs as well, which provided the S&P 500 real estate sector with a return of +9.4%. The decision to avoid these interest-sensitive sectors did not help the Fund’s performance relative to the S&P 500; however, that decision is consistent with our view of avoiding interest-sensitive sectors in a rising interest rate environment.

CLOSING COMMENTS

The stock market has now surpassed prior bull market gains both in terms of duration and magnitude. That in itself suggests a certain degree of caution, but as mentioned above, many stocks have already experienced substantial corrections, and powerful earnings have made for more attractive valuations. We are reminded of the story of The World According to Garp by John Irving. Garp is house shopping when a small plane crashes into the house he was contemplating purchasing. “I’ll take it!” Garp cries, because what is the probability THAT could ever happen again? We have had a couple of 10% downdrafts in 2018 and there is plausible evidence that those corrections may have reset the market to a level from which positive returns can be expected again. There are always many “ifs” in the equation, but if valuations are not excessive and companies can continue to grow their earnings and dividends, over time the stock market should move higher. Within the past 20 years, there have been two ferocious bear markets with stock market declines of 50% or more. We

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don’t see the excessive valuations we saw prior to the “tech wreck” in 2002 and we don’t see the housing bubble and financial crisis precipitated in 2008. Corrections are part of the natural ebb and flow of economic cycles and investor psychology. There are certainly more corrections ahead in our future, but two modest corrections in 2018 are already behind us. We will keep an eye to the economy, an eye to inflation, an eye to the Fed and an eye toward speculative excess and in the meantime we will stay the course, owning what we believe to be profitable and enduring business enterprises.

We at Bradley, Foster & Sargent, Inc. look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Timothy Foster Lead Portfolio Manager	Keith LaRose Co-Portfolio Manager	Thomas Sargent Co-Portfolio Manager

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from net investment income and net realized capital gains (the net profits earned upon the sale of securities that have grown in value), less the losses for the sale of securities that decreased in value and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During periods of reimbursement the Fund’s total return will be greater than it would be had the reimbursement not occurred. How the Fund did in the past is no guarantee of how it will do in the future.

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$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in BFS Equity Fund, on November 8, 2013.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) held through November 30, 2018. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

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BFS Equity Fund

SEMI-ANNUAL
PERFORMANCE REVIEW
(UNAUDITED)

The Fund performed ahead of the S&P 500 for the six-month period ended November 30, 2018, returning +3.41% versus +3.02% for the S&P 500. The Dow Jones Industrial Average surpassed the S&P 500 and the Fund with a +5.84% total return.

Key Detractors from Relative Results

1.	The Fund’s overweighting (15.1%) and underperformance (-4.7%) of the industrial sector was the largest detractor from the Fund’s performance relative to the S&P 500.

2.	The Fund’s holding of Facebook (-26.7%) led to underperforming the communication services sector of the S&P 500.

3.	The Fund’s absence of exposure to the positively performing utilities and real estate sectors provided a missed opportunity for positive returns.

Key Contributors to Relative Results

1.

An overweight of the information technology sector (23.7%), the Fund’s largest weighting, as well as outperformance of the S&P 500 information technology sector returns (+2.9%) was a significant contributor to the Fund’s outperformance versus the S&P 500.

2.

The healthcare sector was also a significant contributor to the Fund's outperformance versus the S&P 500 for the period. The large overweight (20.2% Fund healthcare sector weighting versus 15.8% for the S&P 500 healthcare sector) as well as stock selection (+17.7% Fund healthcare sector return versus 16.3% for the S&P 500 healthcare sector return) contributed to superior performance relative to the S&P 500.

3.

Although a smaller weighting than the information technology and healthcare sectors, the Fund’s outperformance of +20.3% versus the S&P 500 materials sector performance of -5.1% also contributed to performance.

FUND INFORMATION

November 30, 2018

ASSET ALLOCATION

TEN LARGEST HOLDINGS (%)	FUND
Danaher	3.4
Chubb	3.1
Oracle	2.9
Starbucks	2.9
Citigroup	2.8
Mettler-Toledo International	2.7
First Data	2.7
Caterpillar	2.7
JP Morgan Chase	2.7
Microsoft	2.7

SECTOR DIVERSIFICATION (%)	FUND	S&P 500
Information Technology	23.7	19.9
Healthcare	20.2	15.8
Industrial	15.1	9.4
Financials	10.4	13.7
Consumer Discretionary	8.3	9.9
Communication Services	6.9	9.9
Energy	5.3	5.4
Consumer Staples	5.2	7.4
Materials	2.5	2.6
Cash Equivalents	2.5	0.0
Utilities	0.0	3.1
Real Estate	0.0	2.9

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BFS Equity Fund
Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2018)

	Six Months	One Year	Three Year	Five Year	Since Inception (November 8, 2013)
BFS Equity Fund	3.41%	7.26%	9.99%	8.95%	9.31%
S&P 500® Index(b)	3.02%	6.27%	12.16%	11.12%	11.45%
Dow Jones Industrial Average®(c)	5.84%	7.62%	15.78%	12.39%	12.74%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2018, were 1.65% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and assume other expenses of the Fund until September 30, 2019, so that total annual fund operating expenses do not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the month in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

(a)

Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b)

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)

The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

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BFS Equity Fund
Schedule of Investments (Unaudited)

November 30, 2018

	Shares	Fair Value
COMMON STOCKS — 97.53%

Aerospace & Defense — 4.93%
Raytheon Company	5,000	$876,700
United Technologies Corporation	7,000	852,880
		1,729,580
Banks — 5.46%
Citigroup, Inc.	15,000	971,850
JPMorgan Chase & Company	8,500	945,115
		1,916,965
Chemicals — 2.52%
Ecolab, Inc.	5,500	882,695

Communications Equipment — 2.32%
Cisco Systems, Inc.	17,000	813,790

Consumer Finance — 1.92%
American Express Company	6,000	673,620

Electronic Equipment, Instruments & Components — 6.24%
Amphenol Corporation, Class A	9,000	791,460
Dolby Laboratories, Inc., Class A	10,000	704,000
TE Connectivity Ltd.	9,000	692,370
		2,187,830
Energy Equipment & Services — 1.41%
Schlumberger Ltd.	11,000	496,100

Entertainment — 2.63%
Walt Disney Company (The)	8,000	923,920

Food & Staples Retailing — 2.64%
Costco Wholesale Corporation	4,000	925,120

Food Products — 2.56%
Mondelez International, Inc., Class A	20,000	899,600

Health Care Equipment & Supplies — 8.22%
Abbott Laboratories	12,000	888,600
Danaher Corporation	11,000	1,204,940
Stryker Corporation	4,500	789,570
		2,883,110

14	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Schedule of Investments (Unaudited) (continued)

November 30, 2018

	Shares	Fair Value
COMMON STOCKS — 97.53% - continued

Hotels, Restaurants & Leisure — 2.85%
Starbucks Corporation	15,000	$1,000,800

Insurance — 3.05%
Chubb Ltd.	8,000	1,069,920

Interactive Media & Services — 4.22%
Alphabet, Inc., Class A(a)	700	776,755
Facebook, Inc., Class A(a)	5,000	703,050
		1,479,805
Internet & Direct Marketing Retail — 1.93%
Amazon.com, Inc.(a)	400	676,068

IT Services — 5.24%
Automatic Data Processing, Inc.	6,000	884,520
First Data Corporation, Class A(a)	50,000	954,000
		1,838,520
Life Sciences Tools & Services — 7.26%
Illumina, Inc.(a)	2,500	843,750
Mettler-Toledo International, Inc.(a)	1,500	954,990
Thermo Fisher Scientific, Inc.	3,000	748,650
		2,547,390
Machinery — 10.13%
Caterpillar, Inc.	7,000	949,690
Deere & Company	6,000	929,280
Fortive Corporation	10,000	760,700
Stanley Black & Decker, Inc.	7,000	915,950
		3,555,620
Oil, Gas & Consumable Fuels — 3.84%
Apache Corporation	18,000	632,340
Chevron Corporation	6,000	713,640
		1,345,980
Pharmaceuticals — 4.77%
Johnson & Johnson	5,000	734,500
Zoetis, Inc.	10,000	938,700
		1,673,200
Software — 8.10%
Adobe Systems, Inc.(a)	3,500	878,115
Microsoft Corporation	8,500	942,565

See accompanying notes which are an integral part of these financial statements.	15

BFS Equity Fund
Schedule of Investments (Unaudited) (continued)

November 30, 2018

	Shares	Fair Value
COMMON STOCKS — 97.53% - continued

Software — 8.10% - continued
Oracle Corporation	21,000	$1,023,960
		2,844,640
Specialty Retail — 1.80%
Home Depot, Inc. (The)	3,500	631,120

Technology Hardware, Storage & Peripherals — 1.78%
Apple, Inc.	3,500	625,030

Textiles, Apparel & Luxury Goods — 1.71%
NIKE, Inc., Class B	8,000	600,960
Total Common Stocks (Cost $25,290,616)		34,221,383

MONEY MARKET FUNDS — 2.46%

Fidelity Investments Money Market Government Portfolio, Institutional Class, 2.14%(b)	863,069	863,069
Total Money Market Funds (Cost $863,069)		863,069

Total Investments — 99.99% (Cost $26,153,685)		35,084,452

Other Assets in Excess of Liabilities — 0.01%		1,835

NET ASSETS — 100.00%		$35,086,287

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of November 30, 2018.

The industries shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

16	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Statement of Assets and Liabilities (Unaudited)

November 30, 2018

Assets
Investments in securities at fair value (cost $26,153,685) (Note 3)	$35,084,452
Receivable for fund shares sold	458
Dividends receivable	36,347
Tax reclaims receivable	792
Prepaid expenses	20,980
Total Assets	35,143,029
Liabilities
Payable for fund shares redeemed	4,000
Payable to Adviser (Note 4)	12,463
Payable to Administrator (Note 4)	6,750
Distribution (12b-1) fees accrued (Note 4)	14,470
Other accrued expenses	19,059
Total Liabilities	56,742
Net Assets	$35,086,287
Net Assets consist of:
Paid-in capital	$25,046,118
Accumulated earnings	10,040,169
Net Assets	$35,086,287
Shares outstanding (unlimited number of shares authorized, no par value)	2,268,692
Net asset value, offering and redemption price per share (Note 2)	$15.47

See accompanying notes which are an integral part of these financial statements.	17

BFS Equity Fund
Statement of Operations (Unaudited)

For the six months ended November 30, 2018

Investment Income
Dividend income (net of foreign taxes withheld of $594)	$259,475
Total investment income	259,475
Expenses
Investment Adviser fees (Note 4)	129,562
Distribution (12b-1) fees (Note 4)	43,187
Administration fees (Note 4)	19,000
Legal fees	13,393
Registration expenses	12,937
Fund accounting fees (Note 4)	12,500
Transfer agent fees (Note 4)	9,000
Audit and tax preparation fees	8,750
Printing and postage expenses	5,795
Trustee fees (Note 4)	3,007
Insurance expenses	2,563
Custodian fees	2,100
Miscellaneous expenses	13,032
Total expenses	274,826
Fees contractually waived by Adviser	(58,786)
Net operating expenses	216,040
Net investment income	43,435
Net Realized and Change in Unrealized Gain on Investments
Net realized gain on investment securities transactions	358,174
Net change in unrealized appreciation on investments	654,965
Net realized and change in unrealized gain on investments	1,013,139
Net increase in net assets resulting from operations	$1,056,574

18	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets due to:	For the Six Months Ended November 30, 2018 (Unaudited)	For the Year Ended May 31, 2018(a)
Operations
Net investment income	$43,435	$76,860
Net realized gain on investment securities transactions	358,174	968,655
Net change in unrealized appreciation on investments	654,965	3,076,603
Net increase in net assets resulting from operations	1,056,574	4,122,118
Distributions to Shareholders (Note 2)	—	(97,004)
Capital Transactions
Proceeds from shares sold	3,460,669	3,055,217
Reinvestment of distributions	—	84,293
Amount paid for shares redeemed	(1,180,800)	(2,599,930)
Net increase in net assets resulting from capital transactions	2,279,869	539,580
Total Increase in Net Assets	3,336,443	4,564,694
Net Assets
Beginning of period	31,749,844	27,185,150
End of period	$35,086,287	$31,749,844
Share Transactions
Shares sold	222,046	213,569
Shares issued in reinvestment of distributions	—	5,801
Shares redeemed	(75,899)	(185,706)
Net increase in shares outstanding	146,147	33,664

(a)	The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018. For the year ended May 31, 2018, distributions from earnings consisted of $78,543 from net investment income and $18,461 from net realized gains. As of May 31, 2018, accumulated net investment income was $25,353.

See accompanying notes which are an integral part of these financial statements.	19

BFS Equity Fund
Financial Highlights

(For a share outstanding during each period)

	For the Six Months Ended Nov. 30, 2018 (Unaudited)		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period Ended May 31, 2014(a)
Selected Per Share Data:
Net asset value, beginning of period	$14.96		$13.01	$11.55	$11.69	$10.73	$10.00
Income from investment operations:
Net investment income	0.02		0.04	0.04	0.04	0.02	0.04
Net realized and unrealized gain/(loss) on investments	0.49		1.96	1.47	(0.15)	0.97	0.70
Total from investment operations	0.51		2.00	1.51	(0.11)	0.99	0.74
Less distributions to shareholders from:
Net investment income	—		(0.04)	(0.05)	(0.03)	(0.03)	(0.01)
Net realized gains	—		(0.01)	—	—	—	—
Total distributions	—		(0.05)	(0.05)	(0.03)	(0.03)	(0.01)
Net asset value, end of period	$15.47		$14.96	$13.01	$11.55	$11.69	$10.73
Total Return(b)	3.41	%(c)	15.36%	13.15%	(0.91)%	9.27%	7.36	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$35,086		$31,750	$27,185	$23,884	$20,167	$12,745
Ratio of net expenses to average net assets	1.25	%(d)	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.59	%(d)	1.65%	1.75%	1.86%	2.26%	3.93	%(d)
Ratio of net investment income to average net assets	0.25	%(d)	0.26%	0.35%	0.43%	0.30%	0.68	%(d)
Portfolio turnover rate	14.90	%(c)	38.17%	47.82%	49.38%	51.17%	46.50	%(c)

(a)	For the period November 8, 2013 (commencement of operations) to May 31, 2014.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.
(c)	Not annualized.
(d)	Annualized.

20	See accompanying notes which are an integral part of these financial statements.

BFS Equity Fund
Notes to the Financial Statements (Unaudited)

November 30, 2018

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) was organized as an open-end diversified series of Valued Advisers Trust (the “Trust”) on July 23, 2013 and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the "Adviser"). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2018, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

21

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2018

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share ("NAV") of the Fund.

Share Valuation – The net asset value of the Fund is calculated each day The New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

22

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2018

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of

23

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2018

quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$34,221,383	$—	$—	$34,221,383
Money Market Funds	863,069	—	—	863,069
Total	$35,084,452	$—	$—	$35,084,452

(a)	Refer to Schedule of Investments for industry classifications.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2018, the Adviser earned a fee of $129,562 from the Fund before the waivers described below. At November 30, 2018, the Fund owed the Adviser $12,463.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses until September 30, 2019, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the month in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2019. The expense cap may not be terminated prior to this date except by the Board. For the six months ended November 30, 2018, the Adviser waived fees of $58,786. As of November 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $366,185, pursuant to the aforementioned conditions, no later than November 30, 2021.

The Trust retains Ultimus Fund Solutions, LLC ("Ultimus" or "Administrator") to provide the Fund with administration and compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting.

24

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2018

For the six months ended November 30, 2018, the Administrator earned fees of $19,000 for administration services, $12,500 for fund accounting services and $9,000 for transfer agent services. At November 30, 2018, the Fund owed the Administrator $6,750 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2018, 12b-1 fees incurred by the Fund were $43,187. The Fund owed $14,470 for 12b-1 fees as of November 30, 2018.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2018, purchases and sales of investment securities, other than short-term investments, were $7,152,919 and $4,977,097, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$9,731,901
Gross unrealized depreciation	(819,674)
Net unrealized appreciation on investments	$8,912,227
Tax cost of investments	$26,172,225

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

25

BFS Equity Fund
Notes to the Financial Statements (Unaudited) (continued)

November 30, 2018

At May 31, 2018, the Fund’s most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$25,353
Undistributed long-term capital gains	700,980
Unrealized appreciation	8,257,262
Total	$8,983,595

The tax character of distributions for the fiscal year ended May 31, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$78,543
Net long-term capital gains	18,461
Total distributions paid	$97,004

During the fiscal year ended May 31, 2018, the Fund utilized $249,214 of its capital loss carryforward.

NOTE 7. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

26

BFS Equity Fund
Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
Actual	$ 1,000.00	$ 1,034.10	$ 6.37	1.25%
Hypothetical(b)	$ 1,000.00	$ 1,018.80	$ 6.33	1.25%

(a)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

27

BFS Equity Fund
Investment Advisory Agreement Approval
(Unaudited)

At a meeting held on June 6-7, 2018, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “BFS Agreement”) between Valued Advisers Trust (the “Trust”) and Bradley, Foster & Sargent, Inc. (“BFS”) with respect to the BFS Equity Fund (the “Fund”). BFS provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities as summarized in a memorandum from his firm, including the factors to be considered, and the application of those factors to BFS and the BFS Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by BFS and the Trust’s other service providers for the Board’s review and consideration throughout the year, as well as information specifically prepared or presented in connection with the annual renewal process, including: (i) reports regarding the services and support provided to the Fund and its shareholders by BFS; (ii) quarterly assessments of the investment performance of the Fund by personnel of BFS; (iii) commentary on the reasons for the performance; (iv) presentations by BFS addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Fund and BFS; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of BFS; and (vii) a memorandum from trust counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the BFS Agreement. The Board also requested and received materials including, without limitation: (a) documents containing information about BFS, including its financial information; a description of its personnel and the services it provides to the Fund; information on BFS’ investment advice and performance; summaries of the Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the Fund; and (c) the benefits to be realized by BFS from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration of the BFS Agreement, and each Trustee may have afforded different weight to the various factors.

1.

The nature, extent, and quality of the services to be provided by BFS. The Board considered BFS’s responsibilities under the BFS Agreement. The Trustees considered the services being provided by BFS to the BFS Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities), its process for formulating investment recommendations and assuring compliance with the BFS Fund’s investment objectives and limitations, its coordination of services for the BFS Fund among the BFS Fund’s service providers, and its efforts to promote the BFS Fund and grow its assets. The Trustees considered BFS’s continuity of, and commitment to retain qualified personnel, commitment to maintain and enhance its resources and systems, and options that allow the BFS Fund to maintain its goals, and BFS’s continued cooperation with the Board and counsel for the BFS Fund. The Trustees considered BFS’s personnel, including their education and experience.

28

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited)(continued)

After considering the foregoing information and further information in the meeting materials provided by BFS, the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by BFS were satisfactory and adequate for the BFS Fund.

2.

Investment Performance of the BFS Fund and BFS. The Trustees compared the performance of the BFS Fund with the performance of funds with similar objectives managed by other investment advisers, with aggregated peer group data, as well as with the performance of the BFS Fund’s benchmark. The Trustees also considered the consistency of BFS’s management of the BFS Fund with its investment objectives, strategies, and limitations. The Trustees noted that the BFS Fund had underperformed as compared to its benchmark for the three year and since inception periods, but was performing above the benchmark for the first quarter of 2018 and for the one-year period. They also noted that the BFS Fund had underperformed as compared to its Morningstar category for the year-to-date, one-year and three-year periods ended March 31, 2018. The Board reviewed the performance of BFS in managing a composite with investment strategies similar to that of the BFS Fund and observed that the BFS Fund’s performance was above the composite for the year-to-date period ended March 31, 2018, and for the calendar year 2017. The Trustees took into consideration discussions with representatives of BFS regarding the reasons for the performance of the BFS Fund. After further reviewing and discussing these and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the BFS Fund and BFS was satisfactory.

3.

The costs of the services to be provided and profits to be realized by BFS from the relationship with the BFS Fund. The Trustees considered: (1) BFS’s financial condition; (2) the asset level of the BFS Fund; (3) the overall expenses of the BFS Fund; and (4) the nature and frequency of management fee payments. The Trustees reviewed information provided by BFS regarding its profits associated with managing the BFS Fund, noting that BFS is currently waiving a large portion of its management fee. The Trustees also considered potential benefits for BFS in managing the BFS Fund. The Trustees then compared the fees and expenses of the BFS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the BFS Fund’s management fee was above the average and median management fees of peers in its category. The Trustees also noted that the BFS Fund’s net expense ratio was also above that of the average and median of peers in its category, taking into consideration BFS’s contractual commitment to limit the expenses of the BFS Fund. Based on the foregoing, the Board concluded that the fees to be paid to BFS by the BFS Fund and the profits to be realized by BFS, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

29

BFS Equity Fund
Investment Advisory Agreement Approval (Unaudited)(continued)

4.

The extent to which economies of scale would be realized as the BFS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the BFS Fund’s investors. The Board considered the BFS Fund’s fee arrangements with BFS. The Board considered that while the management fee remained the same at all asset levels, the BFS Fund’s shareholders experienced benefits from the BFS Fund’s expense limitation arrangement. The Trustees noted that once the BFS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from economies of scale under the BFS Fund’s arrangements with other service providers to the BFS Fund, and the Trustees attributed this benefit, in part, to the direct and indirect efforts of BFS at the inception of the BFS Fund to ensure that a cost structure was in place that was beneficial for the BFS Fund as it grew. In light of its ongoing consideration of the BFS Fund’s asset and fees levels and expectations for growth, the Board determined that the BFS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by BFS.

5.

Possible conflicts of interest and benefits to BFS. In considering BFS’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the BFS Fund; the basis of decisions to buy or sell securities for the BFS Fund and/or BFS’s other accounts; and the substance and administration of BFS’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to BFS’s potential conflicts of interest. The Trustees noted that BFS may utilize soft dollars and the Trustees noted BFS’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. The Trustees noted other potential benefits to BFS, including the fact that the BFS Fund provides an attractive vehicle for smaller accounts, which may increase the total assets under management by BFS. Based on the foregoing, the Board determined that the standards and practices of BFS relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by BFS in managing the BFS Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by counsel and further discussion among the Board members, the Board determined to approve the continuation of the BFS Agreement.

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FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call 1-855-575-2430

31

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855) 575-2430 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Bryan W. Ashmus, Principal Financial Officer and Treasurer
Brandon R. Kipp, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Bradley, Foster & Sargent, Inc.
185 Asylum Street, City Place II
Hartford, CT 06103

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

LSOFX

LS Opportunity Fund

SEMI-ANNUAL REPORT

November 30, 2018

Long Short | Advisors

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this report. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (877) 336-6763 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (877) 336-6763. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the adviser of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual funds give investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, more portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

●	Track Record: a long-term, proven track record

●	Capacity Constrained: managers willing to close to new investors before they get too big

●	Skin in the Game: managers that have a significant amount of their own money in the strategy

●	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-adviser of the Fund. Prospector has a long/short hedge fund track record that spans 20 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund aims to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 60%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Management’s Discussion of Fund Performance and Positioning

Performance

The beginning of the six-month period ended November 30, 2018 (the “Period”) was characterized by strong equity markets, low volatility, rising short-term rates and a flattening of the yield curve. This abruptly ended with a spike in volatility in October which kicked off a quick sell off in equities. Overall, LSOFX returned 0.79% during the Period, while the HFRX Equity Hedge Index (“HFRX”) returned -6.27% and the S&P 500® Index (“S&P 500”) returned 3.02%.

Performance of LSOFX, S&P 500 and HFRX
During the Six-Month Period (June 2018 – November 2018)

Positioning

The early part of the Period was marked by a lot of “more of the same.” The market charged higher, with the benchmark S&P 500 gaining 771 basis points through the end of September. Growth companies and industries remained darlings, including technology stocks, which once again were among the leaders while defensive names lagged. Beneath the surface of this rosy landscape however, the level of worrisome “noise” had increased. The market has started to take note of some of these risks, as volatility picked up sharply in October and November.

On the domestic front, the U.S. ten-year yield rose above 3.0% during the period, and shot even higher in early October, as the bond market reacted to an economy fueled by tax cuts, working capital builds in anticipation of tariffs, and to a tightening jobs market. With growth over 3%, and unemployment at 49-year lows, inflation fears are awakening. At the same time, a slowdown in housing (likely due to a number of factors, including rising mortgage rates, elevated building costs, and new limits on deductibility of mortgage interest and state and local taxes), has impacted housing-related enterprises. Additionally, the looming threat of tariffs is causing concern over impacts on the economy and inflation. Anecdotally, many companies have been front-loading purchases ahead of potential tariffs. How much of an impact on recent growth this has had remains in question.

Overseas, Britain’s exit from the European Union looms on the horizon (March 2019). Meanwhile, the ECB recently lowered growth forecasts, and Italy, the EU’s largest borrower, has caused some consternation with deficit-inducing budget plans. Emerging markets continue to struggle as a rising U.S. Dollar and interest rates have caused capital outflows. Argentina and Pakistan have already sought IMF bailouts, and Turkey has recently seen its currency nose dive. With China slowing down, and uncertainty over the impact of U.S./China tariffs, the emerging market risk is only exacerbated.

During the Period, hurricane Michael wreaked havoc on the southeast United States. The storm formed almost overnight with little warning and made landfall just a hair under a category five. Conditions were in place for Michael to develop rapidly – Gulf of Mexico water temperature was four to five degrees above normal for early October, and wind shear wasn’t strong enough to weaken the massive storm as it developed in the Gulf. Michael slammed into the Florida panhandle, which had never seen a storm anywhere near as strong, and thus much of the housing and infrastructure was not built to post 1994 Hurricane Andrew building codes.

Is Michael a metaphor for what we are currently facing in the equity markets? After a long, steady march higher, are the recent sharp selloffs indicative that we are in the midst of a developing severe storm? We aren’t certain. However, we have felt for some time that while the probability of an imminent correction isn’t unreasonable, the impact of one has the potential to be severe given the length of the bull market, and overall equity market valuation metrics.

Ten-Year Anniversary of Financial Crisis: Lessons Learned

On September 15th of 2008, a decade ago, Lehman Brothers collapsed and failed. This watershed event precipitated the worst of the global financial crisis. One day later, AIG was rescued from a similar fate by a Fed bailout. In short order, the equity markets fell by 40%, credit spreads gapped wider, correlations between risk assets spiked, liquidity dried up, and worry (fear) gripped the minds of the financially aware. The tiniest of silver linings was that this traumatic experience generated important go forward lessons for your team at Prospector.

As we cross the ten-year anniversary, we can’t help but notice a couple of parallels between 2008 and 2018 such as all-time high price levels for the U.S. stock market and a long in the tooth economic cycle. These parallels are not nearly enough for us to declare that a category five storm is developing, but it does compel us to revisit and restate some of the critical lessons we learned or relearned in 2008.

Excess leverage is the root cause of permanent financial loss.

It isn’t only the amount of financial leverage that’s a concern, but the borrowings’ characteristics or terms matter as well. There are no guarantees that debt refinancing will be available at all or on decent terms. For example, long-term debentures are far superior to covenant-laden bank loans. At Prospector, our intense focus on balance sheet strength and free cash flow generating businesses often protects us from permanent losses as a result of excess debt.

We monitor leverage at the individual investment level and at the portfolio construction level, taking a conservative tack on gross and net leverage. We never want to subject ourselves to a margin call where we are compelled to sell equities to reduce exposure at an inopportune time.

Never underestimate the value of liquidity.

There needs to be a high hurdle (say 3% or 4% of incremental annual return at least) to choose a private or illiquid investment over a liquid one. A liquid investment offers key advantages such as the ability to sell it if a better idea comes to your attention or add to the idea if your timing was early (the averaging down process).

Within the portfolio, we strive to maintain good liquidity on each position with a general guideline of owning less than a day’s trading volume. This way we feel comfortable that we can buy or sell a position within a week at 20% of the daily volume.

Always maintain a margin of safety.

There are no perfect hedges. “Stuff” happens. No matter how comprehensive and diligent we strive to be as analysts, unforeseen events eventually transpire that illuminate gaps in risk management and hedging. We strive to anticipate this happening and leave a margin of safety at the portfolio level by managing position sizes, sector concentrations, currency exposures, etc. We never over bet our hand with respect to a single fundamental driver of performance. A corollary lesson is that new financial products created by Wall Street are often risky and, although back tested plenty, haven’t been stress tested sufficiently. Caveat emptor.

The imperfection of risk versus reward.

Prospector’s favorite all time investments actually combine low risk and high reward. These investments are rarely available but can abound during the depths of a crisis. Two things are critical at that point. First, you must be able to recognize them for what they are. This is where a disciplined approach around security analysis and valuation such as free cash flow and private market value helps a lot. Second, you must have the dry powder to actually buy them.

In crisis, start buying on the way down.

You often have to start buying on the descent in a crisis because that is where the lion’s share of the volume will trade. Once sentiment changes, there are often very few shares for sale at the same deeply discounted prices where there was abundant supply on the way down.

Keep your cash reserves safe and liquid.

Don’t succumb to temptation during good times and reach for incremental yield with your dry powder cash. The only broad asset category that maintained value and liquidity during the 2008 crisis was U.S. Treasury securities. Plenty of over-trusting folks discovered less than creditworthy sub-prime notes in their money market funds, a couple of which “broke the buck” of a $1 NAV.

Rating agencies and regulators are unreliable.

Don’t trust them. Governments are the ultimate short-term thinkers, always willing to kick the can down the road. This is driven by reelection cycles. Interestingly, one could make the case that the epicenter of the 2008 crisis, the sub-prime housing market, was created and cultivated by poor government policies imposed over the prior 15 years.

This reminds us that the new financial regulatory framework of Dodd Frank and Basel, crafted in the aftermath of the crisis with the intention of lowering risk in the banking sector, remains largely untested.

There is nothing as expensive as a cheery consensus.

It feels reassuring and comfortable at family gatherings and cocktail parties to own popular positions where most agree that the business is outstanding and the management is superior. However, price is a critical component of risk. It is critical to combat complacency and cycle out of winning positions that have become risky by virtue of their higher valuations. During a crisis, premium valuations could melt away without any company-specific catalyst as the market resets.

Interest and mortgage rates continue near historically low levels, although they have moved off the lows and look poised to move higher still. Ultimately, higher rates are a reflection of better economic performance and some inflation, both of which are relative positives for equities compared to bonds. Much depends on the path and pace of interest rates’ return to normalcy. Although we are clearly late in the economic cycle, the odds of an imminent recession without an unlikely full-blown trade war seem low.

Investment-grade corporations have solid balance sheets and are accumulating excess cash and capital. The corporate tax cuts and the inducement to repatriate foreign cash holdings are fueling optimism and should continue to drive higher employment, M&A activity, and capital returns including buybacks and dividends. Profit margins remain near all-time high levels, currently 11%, and look to be at some risk from higher wages, interest expense, and input costs.

Outlook

In our estimation equity valuations remain at historically extended levels, in the ninth decile on trailing operating earnings. We feel we are in the later stages of a bull market, although nothing is certain. After a ten-year post-financial crisis period of consistent underlying conditions for equity investing, fundamentals are slightly shifting. The interest rate and regulatory cycles have reached an inflection point. Regardless, the U.S. economy remains healthy and continues to be a global leader. In any case, the values inherent in your portfolio should attract acquirers and other investors over time. Meanwhile, we believe equities are a superior asset allocation alternative to bonds over the longer term.

Steadfast, we remain committed to making you money while protecting your wealth.

Performance Since Prospector Partners Became Sub-Adviser of LSOFX
(June 2015 – November 2018)

Long Book

Top Positions

At Period’s end, the Fund contained 68 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 31% of the portfolio and included Aflac (AFL), Berkshire Hathaway (BRK.B), Brown & Brown (BRO), Merck & Co. (MRK), Microsoft (MSFT), Mondelez (MDLZ), Nestle (NESN), PNC Financial (PNC), RenaissanceRe (RNR), and US Bancorp (USB).

Short Book

Top Positions

The Fund’s short book at Period’s end contained 40 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 14% of the portfolio.

Final Thoughts from Long Short Advisors

Given their recent net exposure range of 50%-65% (58% at the end of the Period), we at Long Short Advisors believe Prospector Partners has done well in delivering on their objective of positive returns with significantly less volatility than the S&P 500 equity market (while also outperforming the HFRX Equity Hedge Index). Having worked with the team at Prospector Partners for nearly 15 years in various capacities, we are extremely encouraged by their focus on the opportunities they are seeing on both the long and short side of the portfolio. It is our feeling that there is no bad time to invest with Prospector Partners in this core long/short strategy. However, we do also feel there can be great times. As we look ahead, we are encouraged by their positioning to capitalize on a return to volatility, normalized interest rates and a resurgence of value relative to growth. Thank you for your consideration and we look forward to working for you in 2019.

The views and opinions expressed in the shareholder letter are those of the adviser and sub-adviser as of the end of the Period. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but neither the adviser nor the sub-adviser makes any representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The HFRX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The Fund’s performance is not intended to reflect the performance of the index, which is provided for comparison purposes only. The index is not available for direct investment.

Investment Results (Unaudited)

Average Annual Total Returns(a) (For the periods ended November 30, 2018)
	Six Months	One Year	Three Year	Five Year	Since Inception (September 30, 2010)
LS Opportunity Fund	0.79%	2.83%	7.18%	4.25%	6.35%
S&P 500® Index(b)	3.02%	6.27%	12.16%	11.12%	13.78%
HFRX Equity Hedge Index(c)	-6.27%	-4.43%	0.98%	0.87%	0.48%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2018, were 3.33% of average daily net assets (2.97% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2019, so that Total Annual Fund Operating Expenses do not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a) Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(b) The S&P 500® Index (“Index”) is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c) The HFPX Equity Hedge Index is compiled by Hedge Fund Research, Inc. It is comprised solely of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a long/short equity strategy. The index is not available for direct investment.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

Sector Exposure (11/30/2018)
(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	5.08%	-1.00%	6.08%	4.08%
Consumer Staples	9.01%	-6.38%	15.39%	2.63%
Energy	3.00%	0.00%	3.00%	3.00%
Financials	46.80%	-20.75%	67.55%	26.05%
Health Care	8.82%	-1.56%	10.38%	7.26%
Industrials	5.41%	-1.63%	7.04%	3.78%
Information Technology	10.22%	0.00%	10.22%	10.22%
Materials	0.60%	0.00%	0.60%	0.60%
Real Estate	0.40%	0.00%	0.40%	0.40%
Total Sector Exposure	89.34%	-31.32%	120.66%	58.02%
Money Market & Other Investments	9.56%	-0.38%	9.94%	9.18%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) as of the end of the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.

LS Opportunity Fund
Schedule of Investments
November 30, 2018 (Unaudited)

Common Stocks - Long - Domestic — 76.45%	Shares	Fair Value
Consumer Discretionary — 4.43%
Darden Restaurants, Inc.	2,800	$309,512
eBay, Inc.(a) (b)	15,600	465,660
Home Depot, Inc. (The)(b)	3,280	591,450
Hyatt Hotels Corporation, Class A(b)	4,000	285,240
Lowe's Companies, Inc.(b)	12,200	1,151,313
		2,803,175
Consumer Staples — 6.13%
Church & Dwight Company, Inc.(b)	18,600	1,231,135
Coca-Cola Company (The)(b)	7,400	372,960
Colgate-Palmolive Company(b)	14,500	921,040
Mondelez International, Inc., Class A(b)	30,100	1,353,898
		3,879,033
Energy — 1.56%
Hess Corporation(b)	4,580	246,816
Noble Energy, Inc.(b)	19,600	465,304
Schlumberger Ltd.	6,200	279,620
		991,740
Financials — 42.37%
Aflac, Inc.(b)	29,000	1,326,460
Associated Banc-Corp(b)	19,900	461,083
Axis Capital Holdings Ltd.(b)	15,500	857,925
Beneficial Bancorp, Inc.(b)	11,500	178,020
Berkshire Hathaway, Inc., Class B(a) (b)	13,620	2,972,428
Brown & Brown, Inc.(b)	72,700	2,109,754
Central Pacific Financial Corporation(b)	24,500	686,980
Cincinnati Financial Corporation(b)	12,000	980,760
Citigroup, Inc.(b)	11,800	764,522
Federated Investors, Inc., Class B(b)	25,100	664,648
Franklin Resources, Inc.	18,900	640,521
Hanover Insurance Group, Inc. (The)(b)	6,350	728,409
Invesco Ltd.(b)	14,900	303,215
Jefferies Financial Group, Inc.(b)	20,500	447,925
Kearny Financial Corporation	29,500	390,580
KeyCorp(b)	68,700	1,259,958
Marsh & McLennan Companies, Inc.(b)	11,200	993,440

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2018 (Unaudited)

Common Stocks - Long - Domestic — 76.45% - continued	Shares	Fair Value
Financials — 42.37% - continued
Mercury General Corporation(b)	13,900	$787,435
Oritani Financial Corporation	29,100	453,669
PJT Partners, Inc., Class A(b)	11,900	562,037
PNC Financial Services Group, Inc. (The)(b)	20,100	2,729,178
Primerica, Inc.(b)	9,190	1,092,507
Progressive Corporation (The)(b)	19,500	1,292,655
Selective Insurance Group, Inc.(b)	9,100	603,967
SunTrust Banks, Inc.(b)	12,800	802,432
Torchmark Corporation(b)	13,300	1,149,253
U.S. Bancorp(b)	29,100	1,584,786
		26,824,547
Health Care — 5.93%
Abbott Laboratories(b)	11,500	851,575
Johnson & Johnson(b)	7,000	1,028,300
Merck & Company, Inc.(b)	17,500	1,388,451
Patterson Companies, Inc.(b)	19,185	486,723
		3,755,049
Industrials — 5.41%
CIRCOR International, Inc.(b)	10,000	331,000
Eaton Corporation plc(b)	11,200	861,728
General Dynamics Corporation(b)	4,000	739,559
Illinois Tool Works, Inc.	2,390	332,330
Kirby Corporation(a) (b)	5,900	450,406
United Technologies Corporation(b)	5,820	709,109
		3,424,132
Information Technology — 10.22%
FLIR Systems, Inc.(b)	15,300	701,658
Leidos Holdings, Inc.	10,100	636,300
Microsoft Corporation(b)	22,100	2,450,669
Oracle Corporation	10,800	526,608
Paychex, Inc.(b)	8,000	566,080
PayPal Holdings, Inc.(a) (b)	6,500	557,765
Science Applications International Corporation(b)	9,100	632,632
Xilinx, Inc.(b)	4,300	397,664
		6,469,376

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2018 (Unaudited)

Common Stocks - Long - Domestic — 76.45% - continued	Shares	Fair Value
Real Estate — 0.40%
Cousins Properties,Inc.(b)	29,823	$252,004
TOTAL COMMON STOCKS - LONG - DOMESTIC (Cost $42,194,564)		48,399,056

Common Stocks - Long - International — 12.89%
Consumer Discretionary — 0.65%
William Hill plc	200,100	413,119

Consumer Staples — 2.88%
Carlsberg A/S, Series B	3,125	346,052
Nestlé S.A.	17,300	1,474,367
		1,820,419
Energy — 1.44%
Suncor Energy, Inc.(b)	28,200	910,578

Financials — 4.43%
Lancashire Holdings Ltd.	93,100	759,351
RenaissanceRe Holdings Ltd.(b)	15,490	2,054,129
		2,813,480
Health Care — 2.89%
GlaxoSmithKline plc - ADR(b)	12,400	519,188
Medtronic plc(b)	8,300	809,499
Roche Holdings AG	1,920	497,960
		1,826,647
Materials — 0.60%
Agnico Eagle Mines Ltd.(b)	10,800	379,296
Total Common Stocks - Long - International (Cost $8,208,453)		8,163,539

Money Market Funds — 9.45%
Invesco Treasury Portfolio, Institutional Class, 2.12%(c)	5,985,375	5,985,375
Total Money Market Funds (Cost $5,985,375)		5,985,375

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments – continued
November 30, 2018 (Unaudited)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Call Options Purchased — 0.11%(a)
American International Group, Inc.	66	$285,450	$50.00	January 2020	$15,411
eBay, Inc.	121	361,185	42.00	January 2019	363
eBay, Inc.	74	220,890	35.00	January 2020	17,131
Patterson Companies, Inc.	132	334,884	26.00	January 2019	17,490
RenaissanceRe Holdings Ltd.	59	782,399	145.00	January 2019	7,818
RenaissanceRe Holdings Ltd.	57	755,877	150.00	January 2019	4,845
Unum Group	92	63,204	45.00	March 2019	6,670
TOTAL CALL OPTIONS PURCHASED (Cost $100,605)					69,728
TOTAL INVESTMENTS — 98.90% (Cost $56,488,997)					62,617,698
Other Assets in Excess of Liabilities — 1.10%					693,823
NET ASSETS — 100.00%					$63,311,521

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30 2018, was $31,838,359.
(c)	Rate disclosed is the seven day effective yield as of November 30, 2018.

ADR – American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
November 30, 2018 (Unaudited)

Common Stocks - Short - Domestic — (20.99)%	Shares	Fair Value
Consumer Discretionary — (1.00)%
Bloomin' Brands, Inc.	(9,800)	$(191,590)
M.D.C. Holdings, Inc.	(11,700)	(344,565)
Toll Brothers, Inc.	(3,000)	(98,910)
		(635,065)
Consumer Staples — (6.38)%
Clorox Company (The)	(3,680)	(609,482)
Constellation Brands, Inc., Class A	(1,090)	(213,378)
Kellogg Company	(4,500)	(286,425)
Kimberly-Clark Corporation	(5,510)	(635,689)
Molson Coors Brewing Company, Class B	(4,600)	(302,542)
Procter & Gamble Company (The)	(7,480)	(706,935)
Sysco Corporation	(9,900)	(667,260)
Walmart, Inc.	(6,300)	(615,195)
		(4,036,906)
Financials — (10.42)%
Affiliated Managers Group, Inc.	(3,160)	(351,139)
Alleghany Corporation	(1,430)	(902,373)
Ameriprise Financial, Inc.	(8,380)	(1,087,305)
Community Bank System, Inc.	(8,000)	(525,280)
Glacier Bancorp, Inc.	(6,500)	(306,930)
Great Western Bancorp, Inc.	(6,600)	(246,312)
Horace Mann Educators Corporation	(6,000)	(241,680)
Markel Corporation(a)	(785)	(898,150)
Prudential Financial, Inc.	(5,500)	(515,680)
Travelers Companies, Inc. (The)	(4,870)	(634,902)
Trustmark Corporation	(7,700)	(249,018)
Valley National Bancorp	(18,600)	(201,252)
Webster Financial Corporation	(4,900)	(294,833)
WSFS Financial Corporation	(3,400)	(143,038)
		(6,597,892)
Health Care — (1.56)%
Boston Scientific Corporation(a)	(14,400)	(542,448)
Stryker Corporation	(2,510)	(440,405)
		(982,853)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short – continued
November 30, 2018 (Unaudited)

Common Stocks - Short - Domestic — (20.99)% - continued	Shares	Fair Value
Industrials — (1.63)%
Lockheed Martin Corporation	(1,980)	$(594,851)
Union Pacific Corporation	(2,840)	(436,735)
		(1,031,586)
TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $12,668,887)		(13,284,302)

Common Stocks - Short - International — (10.33)%
Financials — (10.33)%
Arch Capital Group Ltd.(a)	(11,200)	(320,544)
Canadian Imperial Bank of Commerce	(7,100)	(595,548)
Chubb Ltd.	(4,838)	(647,034)
Comdirect Bank AG	(3,300)	(41,768)
Commonwealth Bank of Australia	(19,405)	(1,010,246)
Intact Financial Corporation	(9,100)	(728,534)
Muenchener Rueckversicherungs-Gesellschaft AG	(2,950)	(640,898)
Swiss Re AG	(7,100)	(648,582)
Westpac Banking Corporation	(29,885)	(567,251)
Willis Towers Watson plc	(8,366)	(1,333,959)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $6,466,066)		(6,534,364)

Exchange-Traded Funds - Short — (0.38)%
Invesco QQQ Trust Series 1	(1,421)	(240,675)
TOTAL EXCHANGE-TRADED FUNDS - SHORT (Proceeds Received $257,333)		(240,675)
TOTAL SECURITIES SOLD SHORT — (31.70)% (Proceeds Received $19,392,286)		$(20,059,341)

(a)	Non-dividend expense producing security.

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
November 30, 2018 (Unaudited)

Assets
Investments in securities, at fair value (cost $56,488,997) (Note 3)	$62,617,698
Foreign Currency (cost $6)	6
Deposits at broker for securities sold short and options (Note 2)	21,219,042
Receivable for fund shares sold	177,197
Dividends and interest receivable	133,528
Tax reclaims receivable	11,912
Prepaid expenses	15,875
Total Assets	84,175,258
Liabilities
Investments in securities sold short, at fair value (proceeds received $19,392,286) (Note 2)	20,059,341
Payable for fund shares redeemed	118,896
Payable for investments purchased	522,346
Dividend expense payable on short positions	46,400
Payable to Adviser (Note 4)	78,249
Payable to Administrator (Note 4)	9,337
Payable to Trustee (Note 4)	1,535
Other accrued expenses	27,633
Total Liabilities	20,863,737

Net Assets	$63,311,521

Net Assets consist of:
Paid-in capital	$56,997,599
Accumulated earnings	6,313,922
Net Assets	$63,311,521

Shares outstanding (unlimited number of shares authorized, no par value)	4,500,300
Net asset value, offering and redemption price per share (Note 2)	$14.07

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the six months ended November 30, 2018 (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $3,723)	$571,620
Interest income	143,254
Total investment income	714,874
Expenses
Investment Adviser fees (Note 4)	501,872
Dividend expense on securities sold short (Note 2)	223,319
Administration fees (Note 4)	22,353
Fund accounting fees (Note 4)	17,958
Legal fees	14,171
Registration expenses	13,165
Audit and tax preparation expenses	9,348
Printing and postage expenses	9,042
Transfer agent fees (Note 4)	9,000
Compliance service fees (Note 4)	6,000
Custodian fees	5,335
Trustee expenses (Note 4)	3,280
Short sale & interest expense	385
Miscellaneous expenses	23,357
Total expenses	858,585
Fees waived by Adviser	(74,955)
Net operating expenses	783,630
Net investment loss	(68,756)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	742,730
Securities sold short	(79,498)
Written options contracts	26,500
Foreign currency	1,956
Change in unrealized appreciation (depreciation) on:
Investment securities	1,874
Securities sold short	(267,263)
Written options contracts	(96,715)
Foreign currency translations	(247)
Net realized and change in unrealized gain on investments	329,337
Net increase in net assets resulting from operations	$260,581

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Six Months Ended November 30, 2018	For the Year Ended May 31, 2018(a)
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(68,756)	$(315,024)
Net realized gain on investment transactions	691,688	1,244,655
Change in unrealized appreciation (depreciation) on investments	(362,351)	1,859,928
Net increase in net assets resulting from operations	260,581	2,789,559
Distributions to Shareholders (Note 2)	—	(1,405,960)
Capital Transactions
Proceeds from shares sold	19,200,759	20,806,506
Reinvestment of distributions	—	1,227,435
Amount paid for shares redeemed	(6,107,709)	(11,075,635)
Net increase in net assets resulting from capital transactions	13,093,050	10,958,306
Total Increase in Net Assets	13,353,631	12,341,905
Net Assets
Beginning of period	49,957,890	37,615,985
End of period	$63,311,521	$49,957,890
Share Transactions
Shares sold	1,355,253	1,496,470
Shares issued in reinvestment of distributions	—	89,594
Shares redeemed	(432,705)	(806,979)
Net increase in shares outstanding	922,548	779,085

(a)	For the year ended May 31, 2018, the Fund had Distributions to Shareholders from net realized gains of $1,405,960. As of May 31, 2018, accumulated net investment loss was $(109,651).

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights
(For a share outstanding during each period)

	For the Six Months Ended November 30, 2018		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Year Ended May 31, 2014
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$13.96		$13.44	$12.22	$12.55	$12.72	$12.04
Investment operations:
Net investment loss	(0.01)		(0.08)	(0.09)	(0.21)	(0.42)	(0.26	)(a)
Net realized and unrealized gain on investments	0.12		1.14	1.31	0.66	0.49	1.44
Total from investment operations	0.11		1.06	1.22	0.45	0.07	1.18
Less distributions to shareholders from:
Net realized gains	—		(0.54)	—	(0.78)	(0.24)	(0.50)
Paid in capital from redemption fees(b)	—		—	— (c)	— (c)	—	—	(c)
Net asset value, end of period	$14.07		$13.96	$13.44	$12.22	$12.55	$12.72
Total Return(d)(e)	0.79	%(f)	7.95%	9.98%	3.80%	0.50%	9.72%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$63,312		$49,958	$37,616	$25,148	$96,269	$149,857
Ratio of net expenses to average net assets(g)	2.73	%(h)	2.97%	2.88%	2.93%	2.51%	2.49%
Ratio of expenses to average net assets before waiver and reimbursement(g)	2.99	%(h)	3.33%	3.34%	3.92%	2.60%	2.71%
Ratio of net investment loss to average net assets	(0.24	)%(h)	(0.82)%	(0.81)%	(1.11)%	(1.72)%	(2.04)%
Portfolio turnover rate	40.93	%(f)	55.31%	75.09%	89.54%	551.53%	312.34%

(a)	Per share net investment loss has been calculated using the average shares method.
(b)	Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase.
(c)	Rounds to less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Excludes redemption fee.
(f)	Not annualized.
(g)

Includes dividend and interest expense of 0.78% for the six months ended November 30, 2018 and 1.02%, 0.93%, 0.98%, 0.56% and 0.54% for the fiscal years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
November 30, 2018 (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board of Trustees (the “Board”). The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2018, the Fund did not incur any

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis as determined under the direction of the Board.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1(Form 1065). Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share ("NAV") of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $21,219,042 as of November 30, 2018.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of November 30, 2018, and the effect

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

of derivative instruments on the Statement of Operations for the six months ended November 30, 2018.

As of November 30, 2018:

	Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Risk:
Options Purchased	Investments in securities at fair value		$69,728

For the six months ended November 30, 2018:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened/ Written	Contracts Closed/ Expired	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk:
Options Purchased	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investment securities	906	1,023	$(126,988)	$159,987
Options Written	Net realized gain (loss) and change in unrealized appreciation (depreciation) on written option contracts	50	119	26,500	(96,715)

The Fund is not subject to a master netting arrangement and its policy is to not offset assets and liabilities related to its investment in derivatives.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Call and put options purchased or sold by the Fund are valued at the mean of the last bid and ask prices as provided by a pricing service. If there is no such reported ask price on the valuation date, options are valued at the most recent bid price. If there is no such reported bid price on the valuation date, options are valued at the most recent ask price. Options will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2018:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic(a)	$48,399,056	$—	$—	$48,399,056
Common Stocks International(a)	8,163,539	—	—	8,163,539
Call Options Purchased	—	69,728	—	69,728
Money Market Funds	5,985,375	—	—	5,985,375
Total	$62,547,970	$69,728	$—	$62,617,698

(a)	Refer to Schedule of Investments for sector classifications.

	Valuation Inputs
Liabilites	Level 1	Level 2	Level 3	Total
Common Stocks Domestic(a)	$(13,284,302)	$—	$—	$(13,284,302)
Common Stocks International(a)	(6,534,364)	—	—	(6,534,364)
Exchange-Traded Funds	(240,675)	—	—	(240,675)
Total	$(20,059,341)	$—	$—	$(20,059,341)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average net assets. For the six months ended November 30, 2018, the Adviser earned a fee of $501,872 from the Fund before the waivers described below.

The Adviser has contractually agreed to waive its management fee and reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, dividend and interest expense on short sales, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of net assets.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date in which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2019. This agreement may only be terminated by mutual consent of the Adviser and the Board. For the six months ended November 30, 2018, the Adviser waived fees of $74,955. At November 30, 2018, the Adviser was owed $78,249 from the Fund for advisory services. As of November 30, 2018, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements of $578,149 from the Fund, pursuant to the aforementioned conditions, no later than November 30, 2021.

The Adviser has retained the Sub-Adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, compliance, fund accounting and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2018, the Administrator earned fees of $22,353 for administration services, $6,000 for compliance services, $17,958 for fund accounting services and $9,000 for transfer agent services. At November 30, 2018, the Fund owed the Administrator $9,337 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2018.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

For the six months ended November 30, 2018, purchases and sales of investment securities, other than short-term investments, were $24,845,591 and $15,517,445, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2018.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2018, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$8,107,973
Gross unrealized depreciation	(2,927,207)
Net unrealized appreciation on investments	$5,180,766
Tax cost of investments	$37,377,591

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses.

The tax character of distributions for the fiscal year ended May 31, 2018 was as follows:

2018
Distributions paid from:
Ordinary income	$—
Long-term capital gains	1,405,960
Total taxable distributions	$1,405,960

At May 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed long-term capital gains	$620,548
Accumulated capital and other losses	(109,651)
Unrealized appreciation/(depreciation)	5,542,534
Total	$6,053,341

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2018, the Fund deferred Qualified Late Year Ordinary Losses in the amount of $102,788.

LS Opportunity Fund

Notes to the Financial Statements – continued

November 30, 2018 (Unaudited)

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 9. SUBSEQUENT EVENT

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period(a)	Annualized Expense Ratio
LS OPPORTUNITY FUND
Actual	$ 1,000.00	$ 1,007.90	$ 13.74	2.73%
Hypothetical(b)	$ 1,000.00	$ 1,011.39	$ 13.76	2.73%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

FACTS	WHAT DOES VALUED ADVISERS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ account balances and account transactions

■ transaction or loss history and purchase history

■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Valued Advisers Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Valued Advisers Trust share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	Yes
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	Valued Advisers Trust
What we do
How does Valued Advisers Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Valued Advisers Trust collect my personal information?

We collect your personal information, for example, when you

■ open an account or deposit money

■ buy securities from us or sell securities to us

■ make deposits or withdrawals from your account or provide account information

■ give us your account information

■ make a wire transfer

■ tell us who receives the money

■ tell us where to send the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes — information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■ Valued Advisers Trust does not share your personal information with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■ Valued Advisers Trust doesn’t jointly market financial products or services to you.

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PROXY VOTING

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio, as well as a record of how the Fund voted any such proxies during the most recent twelve month period ended June 30, is available without charge and upon request by (1) calling the Fund at (877) 336-6763 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Andrea N. Mullins, Chairperson
Ira P. Cohen
Mark J. Seger

OFFICERS

Adam T. Kornegay, Principal Executive Officer and President
Bryan W. Ashmus, Principal Financial Officer and Treasurer
Brandon R. Kipp, Chief Compliance Secretary
Carol J. Highsmith, Vice President and Secretary

INVESTMENT ADVISER

Long Short Advisors, LLC
1818 Market Street, 33rd Floor, Suite 3323
Philadelphia, PA 19103

DISTRIBUTOR

Unified Financial Securities, LLC
9465 Counselors Row, Suite 200
Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC
Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE- disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE- disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE

Item 13. Exhibits.

(a)	(1)	Not Applicable – filed with annual report

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Valued Advisers Trust

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	1/31/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Adam T. Kornegay
Adam T. Kornegay, President and Principal Executive Officer

Date	1/31/2019

By	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date	1/31/2019